Income taxes (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes
Note 7 - Income taxes

Our effective tax rate attributable to Express Scripts increased to 37.2% for both the three and nine months ended September 30, 2017 from 36.9% and 35.9%, respectively, for the same periods in 2016 due to discrete events. We increased our unrecognized tax benefits primarily due to increases related to current and prior year tax positions by $163.8 million and $199.6 million, respectively, for the three and nine months ended September 30, 2017.

We recognized net discrete charges of $5.8 million and $15.5 million for the three and nine months ended September 30, 2017, respectively, compared to net discrete benefits of $2.2 million and $35.7 million, respectively, for the same periods in 2016. Our 2017 net discrete tax items primarily relate to additions in our unrecognized tax benefits on prior year tax positions and a revaluation of our deferred tax attributes due to changes in effective tax rates offset by a reduction in our unrecognized tax benefits due to settlement of prior year examinations and prior year claims. Our 2016 net discrete benefits primarily relate to changes in our unrecognized tax benefits.

6. Income taxes

The provision for income taxes consists of the following:

	Year Ended December 31,
(in millions)	2016	2015	2014
Income (loss) before income taxes:
United States	$4,422.6	$3,870.6	$3,082.8
Foreign	4.5	(6.8)	(16.6)
Total	$4,427.1	$3,863.8	$3,066.2
Current provision (benefit):
Federal	$1,456.2	$1,722.0	$1,315.8
State	37.9	102.7	146.1
Foreign	2.8	1.7	(0.2)
Total current provision	1,496.9	1,826.4	1,461.7
Deferred benefit:
Federal	(392.6)	(429.0)	(395.6)
State	(104.7)	(32.9)	(32.0)
Foreign	(0.1)	(0.2)	(2.9)
Total deferred benefit	(497.4)	(462.1)	(430.5)
Total current and deferred provision	$999.5	$1,364.3	$1,031.2

We consider our foreign earnings to be indefinitely reinvested, and accordingly have not recorded a provision for United States federal and state income taxes thereon. Cumulative undistributed foreign earnings for which United States taxes have not been provided are included in consolidated retained earnings in the amount of $117.4 million, $103.7 million and $96.2 million as of December 31, 2016, 2015 and 2014, respectively.

A reconciliation of the statutory federal income tax rate and the effective tax rate follows (the effect of foreign taxes on the effective tax rate for 2016, 2015 and 2014 is immaterial):

	Year Ended December 31,
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
State taxes, net of federal benefit	0.4	0.7	2.0
Non-controlling interest	(0.2)	(0.2)	(0.3)
Recognition of previously unrecognized PolyMedica Corporation (Liberty) tax benefit	(11.6)	—	—
Other, net	(1.0)	(0.2)	(3.1)
Effective tax rate	22.6%	35.3%	33.6%

During 2016, we recognized a net discrete benefit of $633.9 million primarily attributable to changes in our unrecognized tax benefits as a result of our realization of the previously unrecognized PolyMedica Corporation (Liberty) tax benefit, various state audit settlements, lapses in statutes of limitations, and deferred tax implications of newly enacted state laws and filing methodologies. During 2015, we recognized a net discrete benefit of $79.2 million primarily attributable to changes in our unrecognized tax benefits as a result of various state audit settlements and lapses in statutes of limitations.

The deferred tax assets and liabilities recorded in our consolidated balance sheet are as follows:

	December 31,
(in millions)	2016	2015
Deferred tax assets:
Allowance for doubtful accounts	$11.1	$13.4
Note premium	24.7	43.1
Tax attributes	72.6	102.9
Equity compensation	148.5	144.1
Accrued expenses	293.4	327.3
Benefit of uncertain tax positions	132.4	172.1
Other	47.8	54.6
Gross deferred tax assets	730.5	857.5
Less valuation allowance	31.2	92.4
Net deferred tax assets	699.3	765.1
Deferred tax liabilities:
Depreciation and property differences	(278.6)	(257.4)
Goodwill and intangible assets	(3,945.6)	(4,534.7)
Other	(47.3)	(42.8)
Gross deferred tax liabilities	(4,271.5)	(4,834.9)
Net deferred tax liabilities	$(3,572.2)	$(4,069.8)

Deferred taxes were classified in the consolidated balance sheets as follows:

	December 31,
(in millions)	2016	2015
Other assets	$31.1	$—
Deferred taxes	(3,603.3)	(4,069.8)
Net deferred tax liabilities	$(3,572.2)	$(4,069.8)

As of December 31, 2016, we have deferred tax assets for state and foreign net operating loss carryforwards of approximately $34.2 million and $33.8 million, respectively. The state and foreign net operating loss carryforwards, if otherwise not utilized, will expire between 2017 and 2035. We have provided a valuation allowance of $30.9 million against these deferred tax assets. During 2016, our valuation allowance related to state and foreign net operating losses decreased by $59.9 million of which $29.5 million affected our tax rate.

A reconciliation of our beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	2016	2015	2014
Balance at January 1	$1,038.4	$1,117.2	$1,061.5
Additions for tax positions related to prior years	102.5	55.8	106.1
Reductions for tax positions related to prior years(1)	(630.8)	(112.7)	(40.6)
Additions for tax positions related to the current year	72.7	45.7	66.7
Reductions attributable to settlements with taxing authorities	(18.1)	(14.3)	(60.1)
Reductions as a result of a lapse of the applicable statute of limitations	(26.7)	(53.3)	(16.4)
Balance at December 31	$538.0	$1,038.4	$1,117.2

(1)	Amounts for 2016 include reductions related to a claimed loss in 2012 on the disposition of PolyMedica Corporation (Liberty).

All but an immaterial amount of our unrecognized tax benefits of $538.0 million, would impact our effective tax rate, if recognized.

During 2016, we resolved the tax treatment of our 2012 disposition of PolyMedica Corporation (Liberty). Accordingly, we recognized a net tax benefit of approximately $511.0 million, which impacted our effective tax rate. We received the majority of the cash related to the net tax benefit in the fourth quarter of 2016.

We also reached final settlement on various state examinations. These state settlements resulted in a reduction to our unrecognized tax benefits of $18.1 million, none of which impacted our effective tax rate. In addition, as a result of these settlements, we have reduced our prior year gross state tax positions by $65.0 million, which resulted in a net tax benefit of approximately $42.3 million that impacted our effective rate.

We recorded a benefit of $26.8 million of interest and penalties to the provision for income taxes in our consolidated statement of operations for the year ended December 31, 2016, as compared to a benefit of $4.4 million and an expense of $23.5 million for the years ended December 31, 2015 and 2014, respectively. This resulted in $88.5 million and $110.2 million of accrued interest and penalties in our consolidated balance sheet at December 31, 2016 and 2015, respectively.

We and our subsidiaries are subject to examination by various federal, state and local tax authorities. With few exceptions, we are no longer subject to tax examinations by tax authorities for years before 2010. The Internal Revenue Service is currently examining ESI’s 2010 and 2011 and Express Scripts’s combined 2012 consolidated United States federal income tax returns. Our federal income tax audit uncertainties primarily relate to both the valuation and timing of deductions, while various state income tax audit uncertainties primarily relate to the attribution of overall taxable income to those states. We have taken positions in certain taxing jurisdictions for which it is reasonably possible the total amounts of unrecognized tax benefits may decrease up to $84.8 million within the next twelve months due to the conclusion of various examinations as well as lapses in various statutes of limitations.